Aristotle Growth Equity Fund
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 100.2%	Shares	Value
Communication Services - 12.0%
Alphabet, Inc. - Class A	36,990	$ 13,219,116
Meta Platforms, Inc. - Class A	10,907	6,143,804
Netflix, Inc. (a)	25,351	1,810,061
Take-Two Interactive Software, Inc. (a)	8,820	2,204,824
		23,377,805

Consumer Discretionary - 11.2%
Amazon.com, Inc. (a)	57,545	13,715,275
Home Depot, Inc.	9,485	3,345,170
O'Reilly Automotive, Inc. (a)	24,559	2,261,638
Tesla, Inc. (a)	5,910	2,485,746
		21,807,829

Consumer Staples - 2.6%
Costco Wholesale Corp.	3,031	2,835,410
Darling Ingredients, Inc. (a)	42,181	2,303,926
		5,139,336

Financials - 4.3%
Coinbase Global, Inc. - Class A (a)	2,734	399,683
S&P Global, Inc.	3,175	1,293,051
Visa, Inc. - Class A	19,288	6,617,520
		8,310,254

Health Care - 10.2%
Adaptive Biotechnologies Corp. (a)	161,645	3,467,285
Bio-Techne Corp.	17,800	1,257,570
Dexcom, Inc. (a)	21,822	1,469,712
Eli Lilly & Co.	3,386	4,061,270
Guardant Health, Inc. (a)	36,710	5,507,601
Immunome, Inc. (a)	18,104	383,624
Olema Pharmaceuticals, Inc. (a)	32,808	410,428
Revolution Medicines, Inc. (a)	4,717	883,400
Tempus AI, Inc. - Class A (a)(b)	13,933	807,139
Vertex Pharmaceuticals, Inc. (a)	3,206	1,592,516
		19,840,545

Industrials - 7.1%
AMETEK, Inc.	11,883	2,874,973
Comfort Systems USA, Inc.	961	1,904,654
Howmet Aerospace, Inc.	4,552	1,223,850
Norfolk Southern Corp.	6,703	2,108,697
Quanta Services, Inc.	6,402	4,609,696
Uber Technologies, Inc. (a)	15,892	1,146,767
		13,868,637

Information Technology - 52.8% (c)
Advanced Micro Devices, Inc. (a)	8,180	4,751,844
Amphenol Corp. - Class A	22,949	4,046,368
Analog Devices, Inc.	8,481	3,368,399
Apple, Inc.	40,390	11,687,250

Broadcom, Inc.	27,979		10,569,067
Coherent Corp. (a)	4,848		1,912,391
Crowdstrike Holdings, Inc. - Class A (a)	5,402		4,122,482
KLA Corp.	27,041		8,158,540
Microsoft Corp.	24,933		9,300,508
NVIDIA Corp.	138,705		27,753,483
Oracle Corp.	24,934		3,654,078
Sandisk Corp. (a)	2,249		5,113,619
ServiceNow, Inc. (a)	8,213		815,387
Snowflake, Inc. (a)	11,239		2,860,325
Western Digital Corp.	7,685		4,908,563
			103,022,304
TOTAL COMMON STOCKS (Cost $107,130,206)			195,366,710

REAL ESTATE INVESTMENT TRUSTS - 0.4%	Shares		Value
Real Estate - 0.4%
Prologis, Inc.	5,583		756,329
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $670,378)			756,329

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.5%	Shares		Value
Money Market Funds - 0.5%
GS Financial Square Government Fund - Institutional Class, 3.53% (d)	957,950		957,950
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $957,950)			957,950

TOTAL INVESTMENTS - 101.1% (Cost $108,758,534)			197,080,989
Money Market Deposit Account - 1.0% (e)			1,863,611
Liabilities in Excess of Other Assets - (2.1)%		(0.02017)	(3,932,799)
TOTAL NET ASSETS - 100.0%			$ 195,011,801

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $932,673.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2026 was 3.45%.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of June 30, 2026, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 195,366,710	$ –	$ –	$ 195,366,710
Real Estate Investment Trusts	756,329	–	–	756,329
Investments Purchased with Proceeds from Securities Lending	957,950	–	–	957,950
Total Investments	$ 197,080,989	$ –	$ –	$ 197,080,989

Refer to the Schedule of Investments for further disaggregation of investment categories.